SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 19, 2004

                (Date of earliest event reported: April 1, 2004)

                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-11568                 95-4228470
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

18881 Von Karman Avenue, Suite 250      Irvine, California          92612
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (949) 955-0078

                                       N/A
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          (Former name or former address, if changed since last report)

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                                      -2-


Item 5. Other Events

On March 17,  2004,  DynTek  closed  its  offering  of up to 150  Units  maximum
($2,040,000) private placement of securities (the "Offering"), with Network 1 Financial Securities, Inc. acting as the placement agent (the "Broker") pursuant to a Placements Agent's Agreement, dated as of February 27, 2004, between DynTek and the Broker. DynTek sold 89 Units in the Offering for an aggregate purchase price of $1,210,400, with each Unit bearing a purchase price of $13,600. Each Unit consisted of 20,000 shares of DynTek common stock, sold at $0.68 per share, and 5-year warrants to acquire 4,000 shares of DynTek common stock, exercisable at $0.90 per share (the "Warrants"). The Broker's compensation under the. Placement Agent's Agreement consisted of a commission equal to 5% of the aggregate price of the Units sold in the Offering, a 2% non-accountable expense allowance based on the aggregate price of the Units sold in the Offering, a Placement Agent's Warrant (the "Placement Warrant") exercisable at $.90 per share to acquire 20% of the number of shares of DynTek common stock sold in the Offering, plus a Warrant exercise fee equal to 5% of the exercise price of any Warrants exercised during the period of 4 years commencing one year after the final closing of the Offering. All of shares of DynTek common stock sold in the Offering, as well as all of the shares underlying the Warrants and the Placement Warrant, are covered by registration rights.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit 10.1 Placement Agent's Agreement, dated as of February 27, 2004, by and between DynTek, Inc. and Network 1 Financial Securities, Inc. with respect to the offering of up to 150 Units of securities consisting of shares of common stock and warrants (the "Network 1 Offering").

            Exhibit 10.2 Form of Subscription Agreement with investors in the Network 1 Offering.

            Exhibit 10.3 Form of Registration Rights Agreement with investors in the Network 1 Offering.

            Exhibit 10.4 Form of Warrant issuable to investors in the Network 1 Offering.

            Exhibit 10.5 Form of Placement Warrant issuable to Network 1 Financial Securities, Inc. in connection with the Network 1 Offering.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2004                         DYNTEK, INC.

                                              By: /s/ James Linesch
                                                  ------------------------------
                                                  Name:  James Linesch
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

           Exhibit Number                       Exhibit Name
           --------------                       ------------

            Exhibit 10.1 Placement Agent's Agreement, dated as of February 27, 2004, by and between DynTek, Inc. and Network 1 Financial Securities, Inc. with respect to the offering of up to 150 Units of securities consisting of shares of common stock and warrants (the "Network 1 Offering").

            Exhibit 10.2 Form of Subscription Agreement with investors in the Network 1 Offering.

            Exhibit 10.3 Form of Registration Rights Agreement with investors in the Network 1 Offering.

            Exhibit 10.4 Form of Warrant issuable to investors in the Network 1 Offering.

            Exhibit 10.5 Form of Placement Warrant issuable to Network 1 Financial Securities, Inc. in connection with the Network 1 Offering.